UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009

VIRNETX HOLDING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5615 Scotts Valley Drive, Suite 110 Scotts Valley, CA	95066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (831) 438-8200

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 30, 2009, VirnetX Holding Corporation (the “Company”) received notice from the staff of the NYSE Amex LLC (the “Exchange”), indicating that, based on the staff’s review of publicly available information, the Company does not meet certain of the Exchange’s continued listing standards as set forth in Part 10 of the NYSE Amex LLC Company Guide (the “Company Guide”), and that the Company has therefore become subject to the procedures and requirements of Section 1009 of the Company Guide. Specifically, the Exchange indicated that the Company is not considered to be in compliance with Section 1003(a)(i) of the Company Guide with stockholders’ equity of less than $2,000,000 and losses from continuing operations and/or net losses in two of its three most recent fiscal years; Section 1003(a)(ii) of the Company Guide with stockholders’ equity of less than $4,000,000 and losses from continuing operations and/or net losses in three of its four most recent fiscal years; and Section 1003(a)(iv) of the Company Guide in that the Company has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

In order to maintain the listing of the Company on the Exchange, the Company must submit a plan of compliance by June 1, 2009 (the “Plan”), addressing how it intends to regain compliance with Section 1003(a)(iv) of the Company Guide by October 30, 2009 and Sections 1003(a)(i) and 1003(a)(ii) of the Company Guide within a maximum of 18 months. If the Company does not submit a Plan to the Exchange or if the Plan is not accepted by the Exchange, then the Company will be subject to delisting proceedings.

The Company intends to submit a Plan to the Exchange by June 1, 2009, addressing how it intends to regain compliance with Section 1003(a)(iv) by October 30, 2009, and Sections 1003(a)(i) and 1003(a)(ii) within a maximum of 18 months. The Company will fully comply with the requests of the Exchange regarding the Plan and all other related requests. The Company’s common stock continues to trade under the symbol “VHC” but this symbol will be assigned a “.BC” indicator extension to signify that the Company is currently not considered to be in compliance with the Exchange’s continued listing standards.

On May 4, 2009, the Company issued a press release relating to the matters described herein, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Statements in this report that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. The forward-looking statements contained herein include, without limitation, statements relating to the Company’s actions to be taken in connection with the letter received from the staff of the NYSE Amex LLC. In addition to statements which explicitly describe risks and uncertainties, readers are urged to consider statements labeled with the terms “will,” “believes,” “belief,” “expects,” “intends,” “anticipates,” “will seek to,” or “plans” to be uncertain and forward-looking. The forward-looking statements contained herein are also subject to all of the other risks and uncertainties that are described from time to time under the heading “Risk Factors” in the Company’s reports filed with the Securities and Exchange Commission, most recently in the Company’s Annual Report on Form 10-K filed on March 31, 2009.

Item 9.01 Financial Statements and Exhibits

  (d) Exhibits

Exhibit No.	Description

99.1	Press Release of VirnetX Holding Corporation dated May 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2009	VIRNETX HOLDING CORPORATION
	By:	/s/ Kendall Larsen
		Name:	Kendall Larsen
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of VirnetX Holding Corporation dated May 4, 2009.